Net Income Per Share	12 Months Ended
Dec. 31, 2014
Net Income Per Share
Net Income Per Share

17.Net Income Per Share

Basic and diluted net income per share for each of the years presented are calculated as follows:

	For the year ended December 31,
	2012	2013	2014
	RMB	RMB	RMB

Numerator:
Net income	58,937	63,656	20,107

Denominator:
Weighted average number of ordinary shares outstanding—basic	46,297,314	44,910,676	44,423,885
Dilutive effect of share options	1,445,784	917,246	966,924
Weighted average number of ordinary shares outstanding—diluted	47,743,098	45,827,922	45,390,809
Basic net income per share	1.27	1.42	0.45
Diluted net income per share	1.23	1.39	0.44

For the years ended December 31, 2012, 2013 and 2014, the potentially dilutive share options and Restricted Shares of 1,012,007, 296,857 and 120,758, respectively, were not included in the calculation of diluted net income per share where their inclusion would be anti-dilutive.

As of December 31, 2013 and 2014, 339,366 and 592,097 ordinary shares were issued to a depository and the sole purpose of such depository is to issue ADS upon the exercise of options granted pursuant to the Plan. These shares were not issued to any option holders. The shares issued and held with the depository do not have any shareholder rights and do not have rights to any dividends if and when declared by the Company. Accordingly, these shares held with the depository are accounted for as if they were treasury shares. The Group did not include these ordinary shares in the calculation of basic and diluted net income per share for the year ended December 31, 2013 and 2014 as these shares are not considered outstanding for net income per share calculation purposes.